                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 1999


                    CATERPILLAR FINANCIAL FUNDING CORPORATION
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(Exact name of registrant as specified in governing instruments)


          Nevada                    333-53721                  88-0342613
-----------------------     -----------------------     ---------------------
(State or other             (Commission File Number)    (IRS Employer
jurisdiction of                                         Identification No.)
organization)


Greenview Plaza, 2950 East Flamingo Road, Suite C-3B, Las Vegas, NV  89121
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(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (702) 735-2514

                                 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address if changed since last report)



                         Exhibit Index located at Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.                      Financial Statements and Exhibits.

               (a)    Financial Statements - Not Applicable

               (b)    Pro Forma Financial Information - Not Applicable

               (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

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
                                                                            Sequentially
Exhibit                                                                       Numbered
Number         Exhibit                                                          Page
------         ------------------------------------------------             -------------
3.1            Certificate of Trust of Caterpillar Financial
               Asset Trust 1999-A

23.1 Consent of PricewaterhouseCoopers LLP, independent accountants

25.1           Statement as to the Eligibility of the Indenture
               Trustee under the Indenture (Form T-1) with respect to Caterpillar Financial Asset Trust 1999-A

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                                       2

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CATERPILLAR FINANCIAL FUNDING CORPORATION
                                  (Registrant)

July 9, 1999



                                            By:    /s/ PAUL J. GAETO
                                            Name:  Paul J. Gaeto
                                            Title: Secretary



                                                           EXHIBIT INDEX


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

Exhibit
Number         Exhibit
------         ------------------------------------------------
3.1            Certificate of Trust of Caterpillar Financial
               Asset Trust 1999-A

23.1 Consent of PricewaterhouseCoopers LLP, independent accountants

25.1           Statement as to the Eligibility of the Indenture
               Trustee under the Indenture (Form T-1) with respect to Caterpillar Financial Asset Trust 1999-A
